                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Thomas W. Horton, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"),(1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any such Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to the Corporation) in aggregate principal amount of debt securities, pass through certificates or other securities of the Corporation (the "Securities") and (2) the full and unconditional guarantee of such Securities by AMR Corporation (the "Guarantees"), such Securities and the related Guarantees to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of AMR Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.

                                                     /s/ John W. Bachmann
                                                     --------------------
                                                     John W. Bachmann

Witness:

/s/ Charles D. MarLett
----------------------
Charles D. MarLett

                               POWER OF ATTORNEY


         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Thomas W. Horton, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

         (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"),(1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any such Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to the Corporation) in aggregate principal amount of debt securities, pass through certificates or other securities of the Corporation (the "Securities") and (2) the full and unconditional guarantee of such Securities by AMR Corporation (the "Guarantees"), such Securities and the related Guarantees to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of AMR Corporation, as the case may be, or any duly authorized committee of either thereof; and

         (b) any and all supplements and amendments (including, without imitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.

                                              /s/ David L. Boren
                                              ------------------
                                              David L. Boren

Witness:

/s/ Charles D. MarLett
----------------------
Charles D. MarLett

                               POWER OF ATTORNEY


         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Thomas W. Horton, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"),(1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any such Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to the Corporation) in aggregate principal amount of debt securities, pass through certificates or other securities of the Corporation (the "Securities") and (2) the full and unconditional guarantee of such Securities by AMR Corporation (the "Guarantees"), such Securities and the related Guarantees to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of AMR Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.


                                             /s/ Edward A. Brennan
                                             ---------------------
                                             Edward A. Brennan


Witness:


/s/ Charles D. MarLett
----------------------
Charles D. MarLett

                               POWER OF ATTORNEY


         The undersigned, the Chairman of the Board, President and Chief Executive Officer and a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Thomas W. Horton, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"),(1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any such Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to the Corporation) in aggregate principal amount of debt securities, pass through certificates or other securities of the Corporation (the "Securities") and (2) the full and unconditional guarantee of such Securities by AMR Corporation (the "Guarantees"), such Securities and the related Guarantees to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of AMR Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.


                                            /s/ Donald J. Carty
                                            -------------------
                                            Donald J. Carty


Witness:



/s/ Charles D. MarLett
----------------------
Charles D. MarLett

                               POWER OF ATTORNEY


         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Thomas W. Horton, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"),(1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any such Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to the Corporation) in aggregate principal amount of debt securities, pass through certificates or other securities of the Corporation (the "Securities") and (2) the full and unconditional guarantee of such Securities by AMR Corporation (the "Guarantees"), such Securities and the related Guarantees to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of AMR Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.


                                              /s/ Armando M. Codina
                                              ---------------------
                                              Armando M. Codina


Witness:



/s/ Charles D. MarLett
----------------------
Charles D. MarLett

                               POWER OF ATTORNEY


         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Thomas W. Horton, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"),(1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any such Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to the Corporation) in aggregate principal amount of debt securities, pass through certificates or other securities of the Corporation (the "Securities") and (2) the full and unconditional guarantee of such Securities by AMR Corporation (the "Guarantees"), such Securities and the related Guarantees to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of AMR Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.


                                           /s/ Earl G. Graves
                                           ---------------------
                                           Earl G. Graves


Witness:



/s/ Charles D. MarLett
----------------------
Charles D. MarLett

                               POWER OF ATTORNEY


         The undersigned, the Senior Vice President - Finance and Chief Financial Officer of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Anne H. McNamara and Charles
D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"),(1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any such Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to the Corporation) in aggregate principal amount of debt securities, pass through certificates or other securities of the Corporation (the "Securities") and (2) the full and unconditional guarantee of such Securities by AMR Corporation (the "Guarantees"), such Securities and the related Guarantees to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of AMR Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.


                                          /s/ Thomas W. Horton
                                          --------------------
                                          Thomas W. Horton


Witness:



/s/ Charles D. MarLett
----------------------
Charles D. MarLett

                               POWER OF ATTORNEY


         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Thomas W. Horton, Anne H. McNamara and Charles D. MarLett, and each of them, as her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in her name and on her behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"),(1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any such Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to the Corporation) in aggregate principal amount of debt securities, pass through certificates or other securities of the Corporation (the "Securities") and (2) the full and unconditional guarantee of such Securities by AMR Corporation (the "Guarantees"), such Securities and the related Guarantees to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of AMR Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.


                                           /s/ Ann McLaughlin Korologos
                                           ----------------------------
                                           Ann McLaughlin Korologos


Witness:



/s/ Charles D. MarLett
----------------------
Charles D. MarLett

                               POWER OF ATTORNEY


         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Thomas W. Horton, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"),(1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any such Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to the Corporation) in aggregate principal amount of debt securities, pass through certificates or other securities of the Corporation (the "Securities") and (2) the full and unconditional guarantee of such Securities by AMR Corporation (the "Guarantees"), such Securities and the related Guarantees to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of AMR Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.


                                               /s/ Michael A. Miles
                                               --------------------
                                               Michael A. Miles


Witness:



/s/ Charles D. MarLett
----------------------
Charles D. MarLett

                               POWER OF ATTORNEY


         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Thomas W. Horton, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"),(1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any such Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to the Corporation) in aggregate principal amount of debt securities, pass through certificates or other securities of the Corporation (the "Securities") and (2) the full and unconditional guarantee of such Securities by AMR Corporation (the "Guarantees"), such Securities and the related Guarantees to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of AMR Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.


                                              /s/ Philip J. Purcell
                                              ---------------------
                                              Philip J. Purcell


Witness:



/s/ Charles D. MarLett
----------------------
Charles D. MarLett

                               POWER OF ATTORNEY


         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Thomas W. Horton, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"),(1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any such Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to the Corporation) in aggregate principal amount of debt securities, pass through certificates or other securities of the Corporation (the "Securities") and (2) the full and unconditional guarantee of such Securities by AMR Corporation (the "Guarantees"), such Securities and the related Guarantees to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of AMR Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.


                                               /s/ Joe M. Rodgers
                                               ------------------
                                               Joe M. Rodgers


Witness:



/s/ Charles D. MarLett
----------------------
Charles D. MarLett

                               POWER OF ATTORNEY


         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Thomas W. Horton, Anne H. McNamara and Charles D. MarLett, and each of them, as her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in her name and on her behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"),(1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any such Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to the Corporation) in aggregate principal amount of debt securities, pass through certificates or other securities of the Corporation (the "Securities") and (2) the full and unconditional guarantee of such Securities by AMR Corporation (the "Guarantees"), such Securities and the related Guarantees to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of AMR Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.


                                                /s/ Judith Rodin
                                                ----------------
                                                Judith Rodin


Witness:



/s/ Charles D. MarLett
----------------------
Charles D. MarLett

                               POWER OF ATTORNEY


         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Thomas W. Horton, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"),(1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any such Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to the Corporation) in aggregate principal amount of debt securities, pass through certificates or other securities of the Corporation (the "Securities") and (2) the full and unconditional guarantee of such Securities by AMR Corporation (the "Guarantees"), such Securities and the related Guarantees to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of AMR Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.


                                                /s/ Roger T. Staubach
                                                ---------------------
                                                Roger T. Staubach


Witness:



/s/ Charles D. MarLett
----------------------
Charles D. MarLett

                               POWER OF ATTORNEY


         The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Thomas W. Horton, Anne
H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to American Airlines, Inc.) in aggregate principal amount of debt securities, pass through certificates or other securities of American Airlines, Inc. (the "Securities") and (2) the full and unconditional guarantee of such Securities by the Corporation (the "Guarantees), such Securities and the related Guarantees, if any, to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of American Airlines, Inc. or the Board of Directors of the Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.


                                               /s/ John W. Bachmann
                                               --------------------
                                               John W. Bachmann


Witness:



/s/ Charles D. MarLett
----------------------
Charles D. MarLett

                               POWER OF ATTORNEY


         The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Thomas W. Horton, Anne
H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to American Airlines, Inc.) in aggregate principal amount of debt securities, pass through certificates or other securities of American Airlines, Inc. (the "Securities") and (2) the full and unconditional guarantee of such Securities by the Corporation (the "Guarantees), such Securities and the related Guarantees, if any, to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of American Airlines, Inc. or the Board of Directors of the Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.


                                                 /s/ David L. Boren
                                                 ------------------
                                                 David L. Boren


Witness:



/s/ Charles D. MarLett
----------------------
Charles D. MarLett

                               POWER OF ATTORNEY


         The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Thomas W. Horton, Anne
H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to American Airlines, Inc.) in aggregate principal amount of debt securities, pass through certificates or other securities of American Airlines, Inc. (the "Securities") and (2) the full and unconditional guarantee of such Securities by the Corporation (the "Guarantees), such Securities and the related Guarantees, if any, to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of American Airlines, Inc. or the Board of Directors of the Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.


                                                 /s/ Edward A. Brennan
                                                 ---------------------
                                                 Edward A. Brennan


Witness:



/s/ Charles D. MarLett
----------------------
Charles D. MarLett

                               POWER OF ATTORNEY


         The undersigned, the Chairman of the Board, President and Chief Executive Officer and a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Thomas W. Horton, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to American Airlines, Inc.) in aggregate principal amount of debt securities, pass through certificates or other securities of American Airlines, Inc. (the "Securities") and (2) the full and unconditional guarantee of such Securities by the Corporation (the "Guarantees), such Securities and the related Guarantees, if any, to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of American Airlines, Inc. or the Board of Directors of the Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.


                                              /s/ Donald J. Carty
                                              ------------------------
                                              Donald J. Carty


Witness:



/s/ Charles D. MarLett
----------------------
Charles D. MarLett

                               POWER OF ATTORNEY


         The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Thomas W. Horton, Anne
H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to American Airlines, Inc.) in aggregate principal amount of debt securities, pass through certificates or other securities of American Airlines, Inc. (the "Securities") and (2) the full and unconditional guarantee of such Securities by the Corporation (the "Guarantees), such Securities and the related Guarantees, if any, to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of American Airlines, Inc. or the Board of Directors of the Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.


         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.


                                              /s/ Armando M. Codina
                                              ---------------------
                                              Armando M. Codina


Witness:



/s/ Charles D. MarLett
----------------------
Charles D. MarLett

                               POWER OF ATTORNEY


         The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Thomas W. Horton, Anne
H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to American Airlines, Inc.) in aggregate principal amount of debt securities, pass through certificates or other securities of American Airlines, Inc. (the "Securities") and (2) the full and unconditional guarantee of such Securities by the Corporation (the "Guarantees), such Securities and the related Guarantees, if any, to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of American Airlines, Inc. or the Board of Directors of the Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.


                                              /s/ Earl G. Graves
                                              ------------------
                                              Earl G. Graves


Witness:



/s/ Charles D. MarLett
----------------------
Charles D. MarLett

                               POWER OF ATTORNEY


         The undersigned, the Senior Vice President - Finance and Chief Financial Officer of AMR Corporation, a Delaware corporation (the
"Corporation"), does hereby constitute and appoint Anne H. McNamara and Charles
D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to American Airlines, Inc.) in aggregate principal amount of debt securities, pass through certificates or other securities of American Airlines, Inc. (the "Securities") and (2) the full and unconditional guarantee of such Securities by the Corporation (the "Guarantees), such Securities and the related Guarantees, if any, to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of American Airlines, Inc. or the Board of Directors of the Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.


                                         /s/ Thomas W. Horton
                                         --------------------
                                         Thomas W. Horton


Witness:



/s/ Charles D. MarLett
----------------------
Charles D. MarLett

                               POWER OF ATTORNEY


         The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Anne H. McNamara and Charles D. MarLett, and each of them, as her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in her name and on her behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to American Airlines, Inc.) in aggregate principal amount of debt securities, pass through certificates or other securities of American Airlines, Inc. (the "Securities") and (2) the full and unconditional guarantee of such Securities by the Corporation (the "Guarantees), such Securities and the related Guarantees, if any, to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of American Airlines, Inc. or the Board of Directors of the Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.


         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.


                                          /s/ Ann McLaughlin Korologos
                                          ----------------------------
                                          Ann McLaughlin Korologos


Witness:



/s/ Charles D. MarLett
----------------------
Charles D. MarLett

                               POWER OF ATTORNEY


         The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to American Airlines, Inc.) in aggregate principal amount of debt securities, pass through certificates or other securities of American Airlines, Inc. (the "Securities") and (2) the full and unconditional guarantee of such Securities by the Corporation (the "Guarantees), such Securities and the related Guarantees, if any, to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of American Airlines, Inc. or the Board of Directors of the Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.


                                             /s/ Michael A. Miles
                                             --------------------
                                             Michael A. Miles


Witness:



/s/ Charles D. MarLett
----------------------
Charles D. MarLett

                               POWER OF ATTORNEY


         The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to American Airlines, Inc.) in aggregate principal amount of debt securities, pass through certificates or other securities of American Airlines, Inc. (the "Securities") and (2) the full and unconditional guarantee of such Securities by the Corporation (the "Guarantees), such Securities and the related Guarantees, if any, to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of American Airlines, Inc. or the Board of Directors of the Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.


                                                /s/ Philip J. Purcell
                                                ---------------------
                                                Philip J. Purcell


Witness:



/s/ Charles D. MarLett
----------------------
Charles D. MarLett

                               POWER OF ATTORNEY


         The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to American Airlines, Inc.) in aggregate principal amount of debt securities, pass through certificates or other securities of American Airlines, Inc. (the "Securities") and (2) the full and unconditional guarantee of such Securities by the Corporation (the "Guarantees), such Securities and the related Guarantees, if any, to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of American Airlines, Inc. or the Board of Directors of the Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.


                                               /s/ Joe M. Rodgers
                                               ------------------
                                               Joe M. Rodgers


Witness:



/s/ Charles D. MarLett
----------------------
Charles D. MarLett

                               POWER OF ATTORNEY


         The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Anne H. McNamara and Charles D. MarLett, and each of them, as her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in her name and on her behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to American Airlines, Inc.) in aggregate principal amount of debt securities, pass through certificates or other securities of American Airlines, Inc. (the "Securities") and (2) the full and unconditional guarantee of such Securities by the Corporation (the "Guarantees), such Securities and the related Guarantees, if any, to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of American Airlines, Inc. or the Board of Directors of the Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.


                                               /s/ Judith Rodin
                                               ----------------
                                               Judith Rodin


Witness:



/s/ Charles D. MarLett
----------------------
Charles D. MarLett

                               POWER OF ATTORNEY


         The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), (1) up to $1,850,000,000 (or (x) its equivalent (based on the applicable exchange rate at the time of sale) if any Securities (as defined below) are issued in principal amounts denominated in one or more foreign or composite currencies or (y) such greater amount, if any Securities are issued at an original issue discount, as shall result in aggregate proceeds of $1,850,000,000 to American Airlines, Inc.) in aggregate principal amount of debt securities, pass through certificates or other securities of American Airlines, Inc. (the "Securities") and (2) the full and unconditional guarantee of such Securities by the Corporation (the "Guarantees), such Securities and the related Guarantees, if any, to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of American Airlines, Inc. or the Board of Directors of the Corporation, as the case may be, or any duly authorized committee of either thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities and any related Guarantees that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of March, 2002.


                                             /s/ Roger T. Staubach
                                             ---------------------
                                             Roger T. Staubach


Witness:



/s/ Charles D. MarLett
----------------------
Charles D. MarLett